================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)     February 1, 2001
                                                      --------------------------

                        ML Asset Backed Corporation
--------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
--------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


         333-45336                                       13-3891329
----------------------------------         -------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


  250 Vesey Street, World Financial Center,
North Tower - 10th Floor,  New York, New York                10281-1310
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                   (Zip Code)


                               (212) 449-0336
--------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                                 No Change
--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




================================================================================

Item 5.           Other Events

         In the Prospectus Supplement dated December 8, 2000 (the "Prospectus Supplement"), issued under Registration Number 333-45336, the Registrant stated that, periodic information regarding the Subsequent Receivables with respect to PeopleFirst.com Vehicle Receivables Owner Trust 2000-2 (the "Trust") would be included in a Current Report filed on Form 8-K.

         Pursuant to the Sale and Servicing Agreement, dated December 1, 2000 (the "Sale and Servicing Agreement"), between PeopleFirst Finance, LLC, PF Funding II, LLC, ML Asset Backed Corporation, the Trust and Wells Fargo Bank Minnesota, National Association, on February 1, 2001 (the "Subsequent Transfer Date"), (i) PeopleFirst Finance, LLC sold $115,846,599.66 in aggregate principal amount of Receivables (the "Subsequent Receivables") to PF Funding II, LLC, (ii) PF Funding II, LLC transferred such Subsequent Receivables to ML Asset Backed Corporation,
(iii) ML Asset Backed Corporation transferred such Subsequent Receivables to the Trust, and (iv) the Trust transferred such Subsequent Receivables to Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, in each case, pursuant to the Subsequent Transfer Agreement, dated as of February 1, 2001 and Section 2.2 of the Sale and Servicing Agreement.

         Set forth below is information that is comparable to the information contained in the tables set forth in the Prospectus Supplement regarding the characteristics of the receivables pool of the Trust as of January 24, 2001 with respect to the Subsequent Receivables and as of December 1, 2000 with respect to the Initial Receivables.

                       Composition of the Receivables
                       ------------------------------


Aggregate Principal Balance:                             $534,348,526.19

Number of Receivables:                                            30,305

Average Principal Balance:                                    $17,632.36

Range:                                          $1,153.58 to $149,000.00

Average Amount Financed:                                      $18,292.85

Range:                                          $4,500.00 to $380,000.00

Wtd Avg APR                                                       8.389%

Range:                                                 7.010% to 11.990%

Wtd Avg Original Term:                                             54.52

Range:                                                          12 to 72

Wtd Avg Remaining Term:                                            52.49

Range:                                                           4 to 72


       Distribution by Remaining Principal Balance of the Receivables
       --------------------------------------------------------------
                                                                  Percentage of
                                                      Aggregate     Aggregate
Range of Remaining                  Number of         Principal     Principal
Principal Balances                  Receivables        Balance      Balance (1)
--------------------------------------------------------------------------------
$1,000.01-5,000.00                       48           $168,529.64         0.03%
$5,000.01-10,000.00                   5,625        $47,335,211.57          8.86
$10,000.01-15,000.00                  8,153       $103,861,619.51         19.44
$15,000.01-20,000.00                  7,245       $127,801,444.31         23.92
$20,000.01-25,000.00                  4,628       $104,468,193.64         19.55
$25,000.01-30,000.00                  2,381        $65,576,639.32         12.27
$30,000.01-35,000.00                  1,120        $36,499,975.42          6.83
$35,000.01-40,000.00                    535        $20,102,402.69          3.76
$40,000.01-45,000.00                    240        $10,183,685.17          1.91
$45,000.01-50,000.00                    146         $6,974,714.01          1.31
$50,000.01-55,000.00                     60         $3,156,808.41          0.59
$55,000.01-60,000.00                     38         $2,199,803.71          0.41
$60,000.01-65,000.00                     28         $1,768,501.40          0.33
$65,000.01-70,000.00                     19         $1,283,324.70          0.24
$70,000.01-75,000.00                     34         $2,502,549.94          0.47
$75,000.01-80,000.00                      3           $234,893.86          0.04
$80,000.01-85,000.00                      1            $81,228.89          0.02
$100,000.01-150,000.00                    1           $149,000.00          0.03
--------------------------------------------------------------------------------
                                     30,305       $534,348,526.19        100.00

(1) Percentages may not add to 100.00% due to rounding.

                Geographic Distribution of the Receivables
                ------------------------------------------
                                                                   Percentage of
                                                                     Aggregate
                                                   Principal         Principal
             State (1)             Count           Balance           Balance (2)
--------------------------------------------------------------------------------
Alaska                                  39            $717,026.03       0.13%
Alabama                                340          $5,810,765.12       1.09
Arkansas                               250          $4,075,694.87       0.76
Arizona                                595         $11,692,890.64       2.19
California                           5,056         $96,776,972.50      18.11
Colorado                               710         $12,619,022.51       2.36
Connecticut                            540          $8,785,186.34       1.64
District of Columbia                    67          $1,273,365.00       0.24
Delaware                               143          $2,493,967.91       0.47
Florida                              1,671         $28,985,367.77       5.42
Georgia                              1,320         $24,002,240.19       4.49
Hawaii                                  80          $1,491,884.38       0.28
Iowa                                   171          $2,786,214.85       0.52
Idaho                                  107          $1,634,034.11       0.31
Illinois                             1,224         $21,450,079.36       4.01
Indiana                                462          $7,056,328.14       1.32
Kansas                                 293          $4,750,366.03       0.89
Kentucky                               233          $3,650,362.84       0.68
Louisiana                              249          $4,484,477.08       0.84
Massachusetts                          821         $13,437,854.09       2.51
Maryland                               810         $14,723,597.27       2.76
Maine                                   66          $1,023,079.56       0.19
Michigan                               707         $11,549,918.90       2.16
Minnesota                              503          $8,669,970.53       1.62
Missouri                               447          $6,976,834.15       1.31
Mississippi                            125          $2,231,872.48       0.42
Montana                                 84          $1,332,814.18       0.25
North Carolina                         841         $13,802,178.37       2.58
Nebraska                               142          $2,288,119.53       0.43
New Jersey                             937         $20,001,242.74       3.74
New Mexico                             180          $3,101,670.78       0.58
Nevada                                 223          $4,157,302.73       0.78
New York                             1,543         $26,076,061.21       4.88
Ohio                                 1,004         $16,020,290.66       3.00
Oklahoma                               250          $3,881,083.68       0.73
Oregon                                 378          $6,507,568.09       1.22
Pennsylvania                         1,294         $20,718,472.21       3.88
Rhode Island                            74          $1,056,411.87       0.20
South Carolina                         221          $3,569,946.45       0.67
South Dakota                            27            $406,325.49       0.08
Tennessee                              378          $6,419,751.71       1.20
Texas                                3,295         $61,493,587.45      11.51
Utah                                   118          $2,142,149.67       0.40
Virginia                             1,030         $17,297,118.71       3.24
Vermont                                 79          $1,144,380.30       0.21
Washington                             655         $11,745,713.58       2.20
Wisconsin                              409          $6,219,668.83       1.16
West Virginia                           83          $1,316,251.88       0.25
Wyoming                                 31            $501,043.42       0.09
--------------------------------------------------------------------------------
                                    30,305        $534,348,526.19     100.00

(1) Based on mailing addresses of the Obligors as of the date of origination.

(2) Percentages may not add to 100.00% due to rounding.

                           Annual Percentage Rate
                           ----------------------
                                                                    Percentage
                                                                   of Aggregate
                                                   Principal         Principal
Range of Annual Percentage Rates        Count       Balance         Balance (1)
--------------------------------------------------------------------------------
                      7.000-7.499       2,927       $58,042,423.44      10.86%
                      7.500-7.999       8,233      $179,040,481.52       33.51
                      8.000-8.499       3,911       $64,052,890.46       11.99
                      8.500-8.999       9,347      $143,907,356.91       26.93
                      9.000-9.499       3,955       $59,658,363.92       11.16
                      9.500-9.999       1,299       $20,840,360.84        3.90
                     10.000-10.499        341        $5,449,547.80        1.02
                     10.500-10.999        137        $1,712,177.35        0.32
                     11.000-11.499        114        $1,226,261.56        0.23
                     11.500-11.999         41          $418,662.39        0.08
--------------------------------------------------------------------------------
                                       30,305      $534,348,526.19      100.00

(1) Percentages may not add to 100.00% due to rounding.

                               Original Term
                               --------------

                                                                  Percentage of
                                                                     Aggregate
                                                 Principal           Principal
Range of Original Terms           Count           Balance            Balance (1)
--------------------------------------------------------------------------------
                   12-12             79          $1,037,377.46           0.19%
                   13-24            501          $6,307,541.39           1.18
                   25-36          5,566         $84,524,778.56          15.82
                   37-48          5,906         $88,429,834.57          16.55
                   49-60         16,191        $309,786,556.59          57.97
                   61-72          2,062         $44,262,437.62           8.28
--------------------------------------------------------------------------------
                                 30,305        $534,348,526.19         100.00

(1) Percentages may not add to 100.00% due to rounding.



                               Remaining Term
                               --------------

                                                                  Percentage of
                                                                     Aggregate
                                                Principal            Principal
 Range of Remaining Terms            Count       Balance             Balance (1)
--------------------------------------------------------------------------------
                      3-12            112         $1,201,806.14         0.22%
                     13-24            574         $7,019,708.21          1.31
                     25-36          5,571        $84,698,303.21         15.85
                     37-48          5,934        $89,199,099.78         16.69
                     49-60         16,078       $308,449,995.17         57.72
                     61-72          2,036        $43,779,613.68          8.19
--------------------------------------------------------------------------------
                                   30,305       $534,348,526.19        100.00

(1) Percentages may not add to 100.00% due to rounding.



              Distribution of the Receivables by Loan Purpose
              -----------------------------------------------

                                                                  Percentage of
                                                                     Aggregate
                                                      Principal      Principal
       Loan Purpose                          Count     Balance       Balance (1)
--------------------------------------------------------------------------------
New Motor Vehicle Purchase                 13,038    $280,553,777.48    52.50%
Used Motor Vehicle Purchase                11,746    $171,768,282.42    32.15
Lease Buyout (2)                            1,470     $22,120,958.40     4.14
Refinance of Existing Motor Vehicle Loan    2,695     $44,381,449.32     8.31
Refinance of Existing Motorcycle Loan          83      $1,061,321.94     0.20
New Motorcycle Purchase                       928     $10,749,693.64     2.01
Used Motorcycle Purchase                      345      $3,713,042.99     0.69
--------------------------------------------------------------------------------
                                           30,305    $534,348,526.19   100.00

(1) Percentages may not add to 100.00% due to rounding.

(2) Excludes motorcycles.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ML ASSET BACKED CORPORATION

                                                       (Registrant)




Dated: February 12, 2001                  By:  /s/ Robert J. Little
                                              -----------------------------
                                              Name:  Robert J. Little
                                              Title: President